DELAWARE GROUP FOUNDATION FUNDS

Delaware Balanced Allocation Portfolio
Delaware Growth Allocation Portfolio
Delaware Income Allocation Portfolio

Supplement to the Fund's Prospectuses
and Statement of Additional Information
dated January 28, 2005

The Board of Trustees unanimously voted to change the names of the Delaware Balanced Allocation Portfolio, Delaware Growth Allocation Portfolio and Delaware Income Allocation Portfolio (each a "Portfolio") to Delaware Moderate Allocation Portfolio, Delaware Aggressive Allocation Portfolio and Delaware Conservative Allocation Portfolio, respectively. These changes are effective as of September 1, 2005.

The following information replaces the list of funds under the section titled "Delaware Investments Funds available to the Portfolios" of the Prospectuses:

Delaware Investments Funds available to the Portfolios
U.S. Equities
Delaware Growth Opportunities Fund (formerly Delaware DelCap Fund)	Delaware Small Cap Core Fund
Delaware Diversified Growth Fund	Delaware Small Cap Value Fund
Delaware Value Fund (formerly Delaware Diversified Value Fund)	Delaware Trend Fund
Delaware REIT Fund	Delaware U.S. Growth Fund
Delaware Select Growth Fund

International Equities
Delaware Emerging Markets Fund	Delaware International Small Cap Value Fund
Delaware International Value Equity Fund

Fixed-Income
Delaware American Government Bond Fund	Delaware Inflation Protected Bond Fund
Delaware Corporate Bond Fund	Delaware High-Yield Opportunities Fund
Delaware Delchester Fund	Delaware Limited-Term Government Fund
Delaware Extended Duration Bond Fund

Money Market
Delaware Cash Reserve

This Supplement is dated September 1, 2004.